Exhibit 99.1
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
On June 21, 2016, InvenTrust Properties Corp. (the "Company") completed the previously announced sale of the Company's student housing business ("University House") to UHC Acquisition Sub LLC (the "Acquiror") pursuant to the terms of the Stock Purchase Agreement (the "Agreement"), dated as of January 3, 2016, by and among the Company, University House Communities Group, Inc. and the Acquiror, as amended by that certain Amendment No. 1 to the Agreement, dated as of May 30, 2016, and as further amended by that certain Amendment No. 2 to the Agreement, dated as of June 20, 2016. Following certain adjustments and the repayment of related debt, in each case pursuant to the terms of the Agreement, the Company received net cash consideration, after transaction costs, of approximately $845,000,000, $9,900,000 of which was deposited into escrow and relates to post closing obligations, the majority of which is held pending the expected completion of a development property in the third quarter of 2016.
On April 28, 2016 (the "Distribution Date"), the Company completed the previously announced spin-off ("Spin-off") of Highlands REIT, Inc. ("Highlands") through a taxable pro-rata distribution by the Company of 100% of the outstanding common stock, $0.01 per value per share of Highlands owned by it to holders of record of the Company’s common stock as of the close of business on April 25, 2016 (the “Record Date”). Each holder of record of the Company’s common stock received one share of Highlands' common stock for every one share of the Company’s common stock held at the close of business on the Record Date.
The following unaudited pro forma consolidated financial statements are based upon the historical consolidated financial statements for the Company, adjusted to reflect the sale of University House and the Spin-off, and include the Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2016 and Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2016 and the years ended 2015, 2014 and 2013.

INVENTRUST PROPERTIES CORP.
Unaudited Pro Forma Consolidated Balance Sheet
March 31, 2016
(Dollar amounts in thousands, except share amounts)

	Consolidated Company (a)	Highlands Pro Forma Adjustments		University House Pro Forma Adjustments		Pro Forma Consolidated Company

	March 31, 2016					March 31, 2016

Assets
Investment properties:
Land	$747,478	$(138,665)	(f)	$(112,891)	(q)	$495,922
Building and other improvements	3,207,275	(637,910)	(f)	(884,225)	(q)	1,685,140
Construction in progress	100,038	—	(f)	(96,013)	(q)	4,025
Total	4,054,791	(776,575)		(1,093,129)		2,185,087
Less accumulated depreciation	(677,321)	170,987	(f)	105,919	(q)	(400,415)
Net investment properties	3,377,470	(605,588)		(987,210)		1,784,672
Cash and cash equivalents	435,652	(20,000)	(g)	854,196	(r)	1,269,848
Restricted cash and escrows	19,418	(5,682)	(f)	(299)	(q)	13,437
Investment in marketable securities	181,138	—		—		181,138
Investment in unconsolidated entities	177,837	—		—		177,837
Intangible assets, net	62,242	(10,423)	(f)	(2,767)	(q)	49,052
Accounts and rents receivable	39,578	(11,636)	(f)	(1,830)	(q)	26,112
Deferred costs and other assets	48,406	(3,251)	(f)	(5,905)	(q)	39,250
Assets of discontinued operations	2,235	—		—		2,235
Total assets	$4,343,976	$(656,580)		$(143,815)		$3,543,581

Liabilities
Debt	$2,022,416	$(398,875)	(f)	$(368,192)	(q)	$1,255,349
Accounts payable and accrued expenses	79,333	(26,153)	(f)	(17,763)	(q)	35,417
Distributions payable	28,022	—		—		28,022
Intangible liabilities, net	40,631	(4,543)	(f)	—		36,088
Other liabilities	26,334	(2,213)	(f)	(9,650)	(q)	14,471
Liabilities of discontinued operations	—	—		—		—
Total liabilities	2,196,736	(431,784)		(395,605)		1,369,347
Commitments and contingencies

Stockholders’ Equity
Preferred stock, $.001 par value	—	—		—		—
Common stock, $.001 par value	862	—		—		862
Additional paid in capital	6,066,846	—		—		6,066,846
Accumulated distributions in excess of net loss	(3,958,647)	(224,796)	(h)	251,790	(s)	(3,931,653)
Accumulated other comprehensive income	38,179	—		—		38,179
Total stockholders’ equity	2,147,240	(224,796)		251,790		2,174,234
Total liabilities and equity	$4,343,976	$(656,580)		$(143,815)		$3,543,581
See accompanying notes to the pro forma consolidated financial statements.

INVENTRUST PROPERTIES CORP.
Unaudited Pro Forma Consolidated Statement of Operations
Three months ended March 31, 2016
(Dollar amounts in thousands, except per share data)

	Consolidated Company	Highlands Pro Forma Adjustments		University House Pro Forma Adjustments		Pro Forma Consolidated Company

	March 31, 2016 (b)					March 31, 2016

Income:
Rental income	$95,348	$(22,367)	(i)	$(24,301)	(t)	$48,680
Tenant recovery income	15,881	(2,664)	(i)	(184)	(t)	13,033
Other property income	3,060	(186)	(i)	(1,241)	(t)	1,633
Total income	$114,289	$(25,217)		$(25,726)		$63,346
Expenses:
General and administrative expenses	17,283	(129)	(j)	(2,074)	(u)	15,080
Property operating expenses	17,310	(2,060)	(k)	(7,078)	(v)	8,172
Real estate taxes	13,403	(2,098)	(k)	(1,492)	(v)	9,813
Depreciation and amortization	38,515	(7,817)	(k)	(10,141)	(v)	20,557
Provision for asset impairment	8,390	—	(l)	—		8,390
Total expenses	$94,901	$(12,104)		$(20,785)		$62,012
Operating income	$19,388	$(13,113)		$(4,941)		$1,334
Interest and dividend income	2,704	—		—		2,704
Gain on sale of investment properties	24,026	—		—	(aa)	24,026
Loss on extinguishment of debt	(948)	—		—		(948)
Other income	1,323	2	(n)	41	(w)	1,366
Interest expense	(24,062)	6,178	(o)	2,897	(x)	(14,987)
Equity in earnings of unconsolidated entities	1,276	—		(18)	(y)	1,258
Gain on sale of investment in unconsolidated entities	1,434	—		1,434	(y)	2,868
Realized gain on sale of marketable securities, net	555	—		—		555
Income from continuing operations before income taxes	$25,696	$(6,933)		$(587)		$18,176
Income tax expense	(288)	—		5	(z)	(283)
Net income from continuing operations	$25,408	$(6,933)		$(582)		$17,893
Net income per common share, from continuing operations, basic and diluted	$0.03					$0.02
Weighted average number of common shares outstanding, basic	862,205,672					862,205,672
Weighted average number of common shares outstanding, diluted	862,291,672					862,291,672
See accompanying notes to the pro forma consolidated financial statements.

INVENTRUST PROPERTIES CORP.
Unaudited Pro Forma Consolidated Statement of Operations
Year ended December 31, 2015
(Dollar amounts in thousands, except per share data)

	Consolidated Company	Highlands Pro Forma Adjustments		University House Pro Forma Adjustments		Pro Forma Consolidated Company

	December 31, 2015 (c)					December 31, 2015

Income:
Rental income	$370,662	$(88,804)	(i)	$(77,127)	(t)	$204,731
Tenant recovery income	69,668	(11,214)	(i)	(665)	(t)	57,789
Other property income	9,714	(398)	(i)	(4,295)	(t)	5,021
Total income	$450,044	$(100,416)		$(82,087)		$267,541
Expenses:
General and administrative expenses	78,218	(501)	(j)	(9,691)	(u)	68,026
Property operating expenses	77,610	(9,234)	(k)	(25,219)	(v)	43,157
Real estate taxes	50,870	(8,887)	(k)	(4,497)	(v)	37,486
Depreciation and amortization	150,401	(32,519)	(k)	(28,702)	(v)	89,180
Provision for asset impairment	108,154	—		—		108,154
Total expenses	$465,253	$(51,141)		$(68,109)		$346,003
Operating loss	$(15,209)	$(49,275)		$(13,978)		$(78,462)
Interest and dividend income	11,774	(1)	(n)	—		11,773
Gain on sale of investment properties	40,682	197	(n)	—		40,879
Loss on extinguishment of debt	(4,568)	—		—		(4,568)
Other income	19,447	11	(n)	(168)	(w)	19,290
Interest expense	(94,572)	26,291	(o)	10,228	(x)	(58,053)
Loss on contribution to joint venture	(12,919)	—		—		(12,919)
Equity in earnings of unconsolidated entities	35,167	—		89	(y)	35,256
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	326	—		—		326
Realized gain on sale of marketable securities, net	20,459	—		—		20,459
Income (loss) from continuing operations before income taxes	$587	$(22,777)		$(3,829)		$(26,019)
Income tax expense	(1,916)	36	(p)	35	(z)	(1,845)
Net loss from continuing operations	$(1,329)	$(22,741)		$(3,794)		$(27,864)
Net loss per common share, from continuing operations, basic and diluted	$0.00					$(0.03)
Weighted average number of common shares outstanding, basic and diluted	861,830,627					861,830,627
See accompanying notes to the pro forma consolidated financial statements.

INVENTRUST PROPERTIES CORP.
Unaudited Pro Forma Consolidated Statement of Operations
Year ended December 31, 2014
(Dollar amounts in thousands, except per share data)

	Consolidated Company	Highlands Pro Forma Adjustments		University House Pro Forma Adjustments		Pro Forma Consolidated Company

	December 31, 2014 (d)					December 31, 2014

Income:
Rental income	$377,067	$(90,001)	(i)	$(66,351)	(t)	$220,715
Tenant recovery income	66,046	(12,200)	(i)	(542)	(t)	53,304
Other property income	9,361	(629)	(i)	(3,594)	(t)	5,138
Total income	$452,474	$(102,830)		$(70,487)		$279,157
Expenses:
General and administrative expenses	64,332	(352)	(j)	(4,171)	(u)	59,809
Property operating expenses	91,111	(12,081)	(k)	(27,463)	(v)	51,567
Real estate taxes	45,604	(8,136)	(k)	(3,602)	(v)	33,866
Depreciation and amortization	153,737	(30,292)	(k)	(25,222)	(v)	98,223
Business manager fee	2,605	—		—		2,605
Provision for asset impairment	80,774	(77,555)	(m)	—		3,219
Total expenses	$438,163	$(128,416)		$(60,458)		$249,289
Operating income	$14,311	$25,586		$(10,029)		$29,868
Interest and dividend income	12,713	(3)	(n)	—		12,710
Gain on sale of investment properties	73,232	2,937	(n)	(3,652)	(w)	72,517
Gain on extinguishment of debt	34,515	(11,964)	(n)	—		22,551
Other income	2,669	(483)	(n)	(19)	(w)	2,167
Interest expense	(120,668)	29,269	(o)	11,719	(x)	(79,680)
Equity in earnings of unconsolidated entities	81,179	—		(150)	(y)	81,029
Gain, (loss) and (impairment) of investment in unconsolidated entities, net	56,352	—		—		56,352
Realized gain on sale of marketable securities, net	43,025	—		—		43,025
Income from continuing operations before income taxes	$197,328	$45,342		$(2,131)		$240,539
Income tax expense	(917)	112	(p)	58	(z)	(747)
Net income from continuing operations	$196,411	$45,454		$(2,073)		$239,792
Net income per common share, from continuing operations, basic and diluted	$0.22					$0.27
Weighted average number of common shares outstanding, basic and diluted	878,064,982					878,064,982
See accompanying notes to the pro forma consolidated financial statements.

INVENTRUST PROPERTIES CORP.
Pro Forma Consolidated Statement of Operations
Year ended December 31, 2013
(Dollar amounts in thousands, except per share data)

	Consolidated Company	Highlands Pro Forma Adjustments		University House Pro Forma Adjustments		Pro Forma Consolidated Company

	December 31, 2013 (e)					December 31, 2013

Income:
Rental income	$377,876	$(94,609)	(i)	$(52,594)	(t)	$230,673
Tenant recovery income	71,207	(13,137)	(i)	(521)	(t)	57,549
Other property income	7,202	(657)	(i)	(2,412)	(t)	4,133
Total income	$456,285	$(108,403)		$(55,527)		$292,355
Expenses:
General and administrative expenses	48,318	(95)	(j)	(2,155)	(u)	46,068
Property operating expenses	84,735	(12,446)	(k)	(17,968)	(v)	54,321
Real estate taxes	50,380	(9,980)	(k)	(3,883)	(v)	36,517
Depreciation and amortization	167,071	(40,043)	(k)	(23,731)	(v)	103,297
Business manager fee	37,962	—		—		37,962
Provision for asset impairment	195,680	(185,359)	(m)	—		10,321
Total expenses	$584,146	$(247,923)		$(47,737)		$288,486
Operating (loss) income	$(127,861)	$139,520		$(7,790)		$3,869
Interest and dividend income	18,855	(1,004)	(n)	(1)	(w)	17,850
Gain on sale of investment properties	14,001	—		—		14,001
Loss on extinguishment of debt	(472)	50	(n)	775	(w)	353
Other income	3,627	(889)	(n)	(273)	(w)	2,465
Interest expense	(133,454)	32,699	(o)	10,844	(x)	(89,911)
Equity in earnings of unconsolidated entities	11,474	—		136	(y)	11,610
Loss and impairment of investment in unconsolidated entities, net	(2,957)	—		—		(2,957)
Realized gain on sale of marketable securities, net	31,539	—		—		31,539
Loss from continuing operations before income taxes	$(185,248)	$170,376		$3,691		$(11,181)
Income tax expense	(1,231)	91	(p)	23	(z)	(1,117)
Net loss from continuing operations	$(186,479)	$170,467		$3,714		$(12,298)
Net loss per common share, from continuing operations, basic and diluted	$(0.21)					$(0.01)
Weighted average number of common shares outstanding, basic and diluted	899,842,722					899,842,722
See accompanying notes to the pro forma consolidated financial statements

INVENTRUST PROPERTIES CORP.
Notes to Pro Forma Consolidated Financial Statements (Unaudited)
(Dollar amounts in thousands)

1) Basis of Presentation

The unaudited pro forma financial information is presented to illustrate the effect of the Spin-off and the sale of University House on the Company’s historical financial position and operating results. The unaudited pro forma consolidated balance sheet is as of March 31, 2016 and is based upon the Company's historical statements after giving effect to the Spin-off and the sale of University House as if they had occurred on March 31, 2016. The unaudited pro forma consolidated statement of operations for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013 are based upon the Company's historical statements for such periods after giving effect to the Spin-off and the sale of University House as if they had occurred on January 1 of the earliest period presented. The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company contained in the Annual Report on Form 10-K for the year ended December 31, 2015 and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2016.

The unaudited pro forma consolidated financial statements are presented for illustrative purposes only and are not intended to represent or be indicative of the Company's consolidated results of operations or financial position that would have been reported had the Spin-off and the sale of University House been completed as of the dates presented, and should not be taken as representation of the Company's future consolidated results of operations or financial condition. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable under the circumstances; however, actual amounts could differ.

2) Pro Forma adjustments

(a)	Reflects the Company’s unaudited consolidated balance sheet as of March 31, 2016.

(b)	Reflects the Company's historical consolidated statement of operations for the three months ended March 31, 2016.

(c)	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2015.

(d)	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2014.

(e)	Reflects the Company's historical consolidated statement of operations for the year ended December 31, 2013.

For references (f) through (p) - On the Distribution Date, the Company completed the previously announced Spin-off.

(f)	Reflects the elimination of assets and liabilities of Highlands as of March 31, 2016.

(g)	Reflects an adjustment, such that following the capital contribution from the Company, Highlands will hold approximately $20,000 in cash.

(h)
Reflects the pro forma recapitalization of the Company's equity. As of the Distribution Date, the Company distributed the net assets of the Company's investment in Highlands through the distribution of shares of Highlands’ common stock. Each holder of record of the Company’s common stock received one share of Highlands’ common stock for every one share of the Company’s common stock held at the close of business on the Record Date.

(i)	Reflects the elimination of rental income, tenant recovery income and other property income of Highlands.

(j)	Reflects the elimination of general and administrative expense of Highlands related to general corporate expense.

(k)	Reflects the elimination of expenses of Highlands that are necessary for and associated with revenue producing activities, such as property operating expense and real estate taxes.

(l)	The Company recorded approximately $55,000 of asset impairment charges at the time of the Spin-off.

(m)	Reflects the elimination of asset impairment charges of investment properties of Highlands.

(n)	Reflects the elimination of interest and dividend income, other income, gain on the sale of investment properties and gain (loss) on the extinguishment of debt associated with Highlands.

(o)	Reflects the elimination of interest expense incurred on debt directly attributable to investment properties of Highlands.

(p)	Reflects the elimination of income tax expense directly attributable to Highlands.

For references (q) through (aa) - On the Closing Date, the Company completed the previously announced sale of University House. The following pro forma adjustments reflect that sale.

(q)	Reflects the elimination of assets and liabilities of University House as of March 31, 2016.

(r)
Reflects the receipt of net proceeds of the sale of University House plus cash retained by the Company at close. The Company anticipates using the net proceeds from the transaction to advance the growth strategy of retail portfolio, which includes, among other things, acquisitions, debt reduction and general corporate purposes, which may include a share buyback.

(s)	Reflects the estimated gain and net proration credits arising from the sale of University House.

(t)	Reflects the elimination of rental income, tenant recovery income and other property income of University House.

(u)	Reflects the elimination of general and administrative expense of University House.

(v)
Reflects the elimination of expenses of University House that are necessary for and associated with revenue producing activities, such as property operating expenses and real estate taxes. This adjustment does not reflect any one-time non-recurring costs, primarily transaction costs and prepayment penalties, directly related to the closing of the sale of University House which will be included in the statement of operations of the Company within the twelve months following the closing.

(w)	Reflects the elimination of interest and dividend income, other income, gain on the sale of investment properties, and loss on extinguishment of debt of University House.

(x)	Reflects the elimination of interest expense incurred on debt directly attributable to investment properties of University House.

(y)	Reflects the elimination of the equity in earnings and the gain on sale of the investment in an unconsolidated entity.

(z)	Reflects the elimination of income tax expense directly attributable to University House.

(aa)
The estimated gain on sale of University House, which closed on June 21, 2016 is $364,000, including proration credits. The gain on sale has not been included in the pro forma statement of operations for the periods presented.